SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                  AMENDMENT #2

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: December 2, 2004



                           CHINA NETTV HOLDINGS, INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)


Nevada                            000-26217                   98-0203170
------------------                ----------------           ------------------
(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

830-789 West Pender Street, Vancouver, B.C. Canada          V6C 1H2
--------------------------------------------------          ---------
(Address of principal executive offices)                    (Postal Code)


Registrant's telephone number, including area code:   (604) 689-4407
                                                      --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act
    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))



     This 8-K/A amends the 8-K/A filed on November 17, 2004 to provide the bios of the new directors.

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

        None

Item 1.02 Termination of a Material Definitive Agreement

        None

Item 1.03 Bankruptcy or Receivership

        None


Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

        None

Item 2.02 Results of Operations and Financial Condition

        None

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

        None

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement

        None

Item 2.05 Costs Associated with Exit or Disposal Activities

        None

Item 2.06 Material Impairments

        None


Section 3 - Securities Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

        None

Item 3.02 Unregistered Sales of Equity Securities

        None

Item 3.03 Material Modification to Rights of Security Holders

        None


Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Account

        None

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

        None.


Section 5 - Corporate Governance and Mangement

Item 5.01 Changes in Control of Registrant

        New Management of ChinaNet. Upon completion of the Exchange, the follow-ing individuals shall be elected or appointed as directors of ChinaNet.

     Zhi Wang
     Jie Yang
     Xiaojun Ma
     Jing Wang

     JIE YANG,  age 41,  Director.  He  graduated  from  Beijing  University  of
International Business & Economics, Beijing, China in 1984 and obtained a Bachelor of Economics. He has been director and Vice President of Honglu Investment Holdings, Inc. since 2001; President of Sundecine Enterprises Inc. (1997-2001); General Manager, Jianxin Trading Co., 1988-97; Assistant Customs Supervisor, Beijing Customs Administration, 1984-87.

     ZHI WANG, age 47, Director. Finished diploma in business administration at China Radio & Television University ("CRTVU") in 1984 and pursued further studies in business administration under exchange program in Australia 1988. From 2001 to present, he has been Chairman and President of Honglu Investment Holdings, Inc., Tianyubofeng Science & Technology, Inc., a Chinese company in aluminum and carbon coke producing business, and Standard Hotel Management, Co. He is President and General Manager, Ziyuewentao Enterprises Inc., 1997 to present; General Manager, Tianjin Zangtong Trading Co., 1993; Managing Director of Hong Kong Zangtong Trading Co., 1990; CEO of Tibet Autonomous Region Economic & Trade Bureau, Beijing Office, 1987; Member, the Leading Team on Tibetan Economy, the State Council of China, 1984.


     Xiaojun Ma, age 38, Director. Mr. Ma received his BA in Commerce from Beijing International Studies University in 1990. He received his MBA from the Australian National University in 2001. From 1990-1996, he was a Sales Representative for the Tibet International Trade Import & Export Corporation's, an international import and export company, Beijing Office. From 1996-1998, he was a General Manager Assistant for Tianjin Panyuan Technology Co. Ltd, a joint venture company producing three-dimentional animation and flash for advertisement and media companies. From 1998-2000, he was a General Manager Assistant for Tibet Mountains & Waves Inc., a hotel management company. From 2001-2004, he was the Vice General Manager of Honglu Investment Holdings Inc., a mining and exploration company.

     Jing Wang, age 51, Director. Ms. Wang earned her BA in Finance from Renmin University of China in 1983. From 1983-1993, Ms. Wang was the Accountant Direct, Financial Manager, and Director of Economy Research Office for the China Textile Industrial Engineering Institute, a textile consultant company. From 1993-1997, she was a member of Beijing Exploration & Design Industry Technology and Economy Committee, a company that manages and supervises companies and projects in the exploration and design industry. From 1993-1997, she was General Accountant and Economist for Beijing Exploration & Design Association Textile Industrial Engineering Consultation Limited. From 1997-1998, she was the General Accountant for Tianjin Tibet Express Trade Limited, an import and export company, and for Tianjin Panyuan Technology Co. Ltd., a joint venture company producing three-dimentional animation and flash for advertisement and media companies. From 1988 to the present, she has been CFO of Tibet Mountain & Waves Inc., a hotel management company, Honglu Investment Holdings Inc., a mining and exploration company, and Tianjin Tibet Express Trade Limited.



        Ronald Xie resigned as director.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year

        None

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans

        None

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provi-sion of the Code of Ethics.

Section 6 - [Reserved]


Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure

        None


Section 8 - Other Events

Item 8.01 Other Events

        None


Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

        A.  Financial Statements - None

        B.  Exhibits - 10.1   Agreement between China NetTV Holdings, Inc. and
                              Honglu Shareholders (previously filed)

                       10.2 Agreement for Share Exchange between China NetTV Holdings, Inc. and Highland Mining, Inc. (previous -ly filed)

                       10.3 Preliminary Option Agreement among China NetTV Holdings, Inc., Yuet Mei Leung, Chi Ming Leung, Yulin Chen, Highland Mining, Inc., Tibet Tianyuan Mineral Exploration LTD., Continental Minerals Corporation, Hunter Dickinson Inc., and Zhi Wang (previously filed)

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 2, 2004              CHINA NETTV HOLDINGS, INC.



                                    By: /s/ Maurice Tsakok
                                        ----------------------------------------
                                         Maurice Tsakok, Secretary












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